Variable Annuities Issued by Minnesota Life

Supplement dated May 1, 2026 to the last effective prospectus for the following variable annuities:

●	MultiOption® Achiever Variable Annuity

●	MultiOption® Classic Variable Annuity

Effective on or about August 22, 2025, AIM Variable Insurance Funds (Invesco Variable Insurance Fund) approved the name change of the following fund:

Previous Fund Name: Invesco Oppenheimer V.I. International Growth Fund

New Fund Name: Invesco V.I. International Growth Fund

Effective May 1, 2026, the following funds are added as available investment options:

●	American Funds® IS The Bond Fund of America - Class 2
●	American Funds® IS Growth-Income Fund - Class 2 Shares
●	Fidelity VIP® Index 500 Fund - Service Class 2
●	Goldman Sachs VIT Government Money Market Fund - Service Shares
●	LVIP Nomura U.S. Real Estate Fund - Service Class
●	LVIP SSgA Mid-Cap Index Fund - Service Class
●	Nomura VIP Small Cap Growth Series – Service Class

Effective May 1, 2026, the name of Templeton Developing Markets VIP Fund, a series of Franklin Templeton Variable Insurance Products Trust (the “Trust”), is expected to be changed to “Templeton Emerging Markets VIP Fund”, subject to approval by the board of trustees of the Trust.

Effective December 1, 2025, the name of the following Macquarie Funds were renamed by replacing “Macquarie” with “Nomura”:

Current Fund Name	New Fund Name
Macquarie VIP Asset Strategy Series	Nomura VIP Asset Strategy Series
Macquarie VIP Balanced Series	Nomura VIP Balanced Series
Macquarie VIP Core Equity Series	Nomura VIP Core Equity Series
Macquarie VIP Global Growth Series	Nomura VIP Global Growth Series
Macquarie VIP High Income Series	Nomura VIP High Income Series

Macquarie VIP International Core Equity Series	Nomura VIP International Core Equity Series
Macquarie VIP Science and Technology Series	Nomura VIP Science and Technology Series
Macquarie VIP Small Cap Growth Series	Nomura VIP Small Cap Growth Series
Macquarie VIP Smid Cap Core Series	Nomura VIP Smid Cap Core Series
Macquarie VIP Value Series	Nomura VIP Value Series

Note: The name of the Trust was not changed, and currently remains “Ivy Variable Insurance Portfolios”.

On December 22, 2025, Janus Henderson Group plc (“Janus Henderson”), the parent company of the Portfolios’ investment adviser, Trian Fund Management, L.P. and its affiliated funds (“Trian”), and General Catalyst Group Management, LLC and its affiliated funds (“General Catalyst”) announced that they have entered into a definitive agreement under which Janus Henderson will be acquired by Trian and General Catalyst (the “Transaction”). The Transaction is expected to close in 2026, subject to customary closing conditions, including requisite regulatory approvals, client consents, and approval by Janus Henderson’s shareholders.

Effective May 1, 2026, the following Lincoln fund changed its name as follows: LVIP American Century Disciplined Core Value Fund will change to LVIP Avantis Large Cap Value Fund.

Effective May 1, 2026, The SFT Macquarie Growth Fund and the SFT Macquarie Small Cap Growth Fund changed its name to the SFT Nomura Growth Fund and SFT Nomura Small Cap Growth Fund. All references to the SFT Macquarie Growth Fund and SFT Macquarie Small Cap Growth Fund are hereby replaced with SFT Nomura Growth Fund and SFT Nomura Small Cap Growth Fund, respectively.

Retain this supplement for future reference.